Exhibit 99.1

Potbelly Corporation Appoints David J. Near and Todd W. Smith to Board of Directors

Announces Agreement with Shareholders led by Vann A. Avedisian

CHICAGO, May 11, 2020 – Potbelly Corporation (NASDAQ: PBPB) today announced that it has reached an agreement (the “Agreement”) with shareholders led by Vann A. Avedisian (the “Shareholder Investors”) to appoint David J. Near and Todd W. Smith to the Company’s Board of Directors (the “Board”), effective immediately. With the appointments of Messrs. Near and Smith, the Board will be comprised of 10 directors, 9 of whom are independent.

Dan Ginsberg, Chairman of the Board of Potbelly, commented, “We are pleased to have reached this agreement and welcome Dave and Todd to the Board. Prior to the COVID-19 pandemic our turnaround plan was gaining traction, and with Dave and Todd’s expertise, we look forward to executing our strategic priorities to enhance value for our shareholders.”

On behalf of the Shareholder Investors, Vann A. Avedisian said, “We believe that Dave and Todd will be invaluable additions to Potbelly’s Board and are confident their deep restaurant operating experience, including Dave’s tenure as Chief Operations Officer of Wendy’s and Todd’s as President and CMO of Sonic Drive-In, will be invaluable to Potbelly.”

Pursuant to the Agreement, the Board also agreed to include David J. Near and Todd W. Smith in Potbelly’s slate of nominees for election to the Board at the 2020 Annual Meeting. The Shareholder Investors agreed to vote in favor of all of the Company’s nominees at the 2020 Annual Meeting and have withdrawn their nomination notice. The Agreement will be included as an exhibit to the Company’s current report on Form 8-K which will be filed with the Securities and Exchange Commission.

Potbelly is represented by Sidley Austin LLP and Mayer Brown LLP. The Shareholder Investors are represented by Cadwalader, Wickersham & Taft LLP.

About David J. Near

Mr. Near is the founding partner of Pisces Foods L.P and is a third-generation restauranteur. For the past five years, he has been the managing partner of Ramen Tatsuya Holdings LLC, which manages Tatsuya Brands, and now serves as a board member. He worked with Coca-Cola Fountain as Territory Sales Manager and previously operated Wendy’s restaurants as a franchisee from 1995 to 2012. Prior to that, he served multiple years as President of the Wendy’s Franchise Advisory council and was appointed Chief Operations Officer at The Wendy’s Company from 2006 to 2009. He was responsible for global operations, franchising, new store development, and served as a board member of Wendy’s National Advertising Program. Mr. Near received his undergraduate degree from Duke University an MBA from The Fuqua School of Business at Duke.

About Todd W. Smith

Mr. Smith has extensive experience in the restaurant industry, where he has led large public companies, small, fast-growing fast casual companies, and has founded his own restaurant group. In 2017 he took an equity stake in Cafe Rio Mexican Grill, a fast growing, fast casual concept. In 2012, he was tapped to lead the turn-around at Sonic Drive-In after three straight years of same store sales decline. Mr. Smith ultimately served as President and CMO and helped Sonic Drive-In to five straight years of same store sales growth and record store-level profits. Prior to that, he worked in marketing at Yum! Brands for its KFC domestic business. After successfully turning around a struggling handheld chicken division, he joined Wendy’s International in its innovation and new product marketing group. Mr. Smith received his undergraduate degree from Brigham Young University and a Masters of Science in Integrated Marketing Communications from Northwestern University.

About Potbelly

Potbelly Corporation is a neighborhood sandwich concept that has been feeding customers’ smiles with warm, toasty sandwiches, signature salads, hand-dipped shakes and other fresh menu items, customized just the way customers want them, for more than 40 years. Potbelly promises Fresh, Fast & Friendly service in an environment that reflects the local neighborhood. Since opening its first shop in Chicago in 1977, Potbelly has expanded to neighborhoods across the country - with more than 400 company-owned shops in the United States. Additionally, Potbelly franchisees operate over 40 shops in the United States. For more information, please visit our website at www.potbelly.com.

CONTACTS

Investor Relations:

Josh Littman or Chris Hodges

Alpha IR Group

312-445-2870

PBPB@alpha-ir.com

Media:

Dan Zacchei / Joe Germani

Sloane & Company

dzacchei@sloanepr.com / jgermani@sloanepr.com

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended and the Private Securities Litigation Reform Act of 1995. Forward-looking statements, written, oral or otherwise made, represent the Company’s expectation or belief concerning future events. Without limiting the foregoing, the words “believes,” “expects,” “may,” “will,” “should,” “seeks,” “intends,” “plans,” “strives,” “goal” or “anticipates” or the negative of these terms and similar expressions are intended to identify forward-looking statements. Forward-looking statements may include, among others, statements relating to: the events contemplated by the Settlement Agreement, our future financial position, business strategy and plans and objectives of management for future operations. By their nature, forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or implied by the forward-looking statement, due to reasons including, but not limited to, uncertainties regarding future actions that may be taken by the Shareholder Investors in connection with their investment in the Company; risks related to the COVID-19 outbreak; compliance with our Credit Agreement covenants; competition; general economic conditions; our ability to successfully implement our business strategy; the success of our initiatives to increase sales and traffic; changes in commodity, energy and other costs; our ability to attract and retain management and employees; consumer reaction to industry-related public health issues and perceptions of food safety; our ability to manage our growth; reputational and brand issues; price and availability of commodities; consumer confidence and spending patterns; and weather conditions. In addition, there may be other factors of which we are presently unaware or that we currently deem immaterial that could cause our actual results to be materially different from the results referenced in the forward-looking statements. All forward-looking statements contained in this press release are qualified in their entirety by this cautionary statement. Although we believe that our plans, intentions and expectations are reasonable, we may not achieve our plans, intentions or expectations. Forward-looking statements are based on current expectations and assumptions and currently available data and are neither predictions nor guarantees of future events or performance. You should not place undue reliance on forward-looking statements, which speak only as of the date hereof. See “Risk Factors” and “Cautionary Statement on Forward-Looking Statements” included in our most recent annual report on Form 10-K, other risk factors described from time to time in subsequent quarterly reports on Form 10-Q and the risk factors described in our current report on Form 8-K filed on May 8, 2020, all of which are available on our website at www.potbelly.com. The Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

Important Additional Information

The Company intends to file a proxy statement on Schedule 14A and accompanying proxy card and other relevant documents with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies from the Company’s stockholders in connection with the Company’s 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”). STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE COMPANY’S PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), ACCOMPANYING PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION.

Participants in the Solicitation

The Company, its directors and certain of its executive officers will be deemed participants in the solicitation of proxies from stockholders in connection with the 2020 Annual Meeting. Information regarding the direct and indirect interests, by security holdings or otherwise of the Company’s directors and executive officers is set forth in the Company’s definitive proxy statement for the 2019 Annual Meeting of Stockholders (the “2019 Annual Meeting”) filed with the SEC on April 2, 2019. To the extent that such participants’ holdings in the Company’s securities have changed since the filing of the proxy statement for the 2019 Annual Meeting, such changes have been set forth on Initial Statements of Beneficial Ownership on Form 3 and Statements of Change in Ownership on Form 4. Updated information regarding the identities of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Company’s proxy statement in connection with the 2020 Annual Meeting and other relevant documents to be filed with the SEC. Stockholders may obtain a free copy of the proxy statement, any amendments or supplements to the proxy statement and any other documents that the Company files with the SEC at the SEC’s website at www.sec.gov or the Company’s website at www.investors.potbelly.com as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.